UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 2, 2021

AVIDITY BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39321	46-1336960
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10975 N. Torrey Pines Road, Suite 150

La Jolla, California 92037

(Address of principal executive offices) (Zip Code)

(858) 401-7900

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RNA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

Sales Agreement

On July 2, 2021, Avidity Biosciences, Inc. (the “Company”) entered into a sales agreement (the “Sales Agreement”) with Cowen and Company, LLC (“Cowen”), pursuant to which the Company may, from time to time, sell shares of the Company’s common stock, par value $0.0001 per share (the “Shares”), having an aggregate offering price of up to $150.0 million through Cowen, as the Company’s agent.

Subject to the terms and conditions of the Sales Agreement, Cowen will use its commercially reasonable efforts to sell the Shares from time to time, based upon the Company’s instructions. The Company has provided Cowen with customary indemnification rights, and Cowen will be entitled to a commission equal to three percent (3.0%) of the gross sales price of the Shares sold through it pursuant to the Sales Agreement.

The Shares will be offered and sold by the Company pursuant to its registration statement on Form S-3 which will become automatically effective upon filing with the Securities and Exchange Commission (the “SEC”) on July 2, 2021. The Shares may be offered only by means of a prospectus forming a part of the effective registration statement. Sales of the Shares, if any, under the Sales Agreement may be made in transactions that are deemed to be an “at the market offering” as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended, including sales made by means of ordinary brokers’ transactions, including on The Nasdaq Global Market, at market prices or as otherwise agreed with Cowen. The Company has no obligation to sell any of the Shares, and may at any time suspend offers under the Sales Agreement or terminate the Sales Agreement.

The foregoing description of the Sales Agreement does not purport to be complete and is qualified in its entirety by reference to the full Sales Agreement, a copy of which is attached hereto as Exhibit 1.1 and is incorporated by reference herein.

This Current Report on Form 8-K does not constitute an offer to sell the Shares or a solicitation of an offer to buy the Shares, nor shall there be any sale of the Shares in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Recent Developments

In May 2021, the Company reported results from its 13-week good laboratory practice (“GLP”) toxicology study of AOC 1001 in non-human primate (“NHP”). Results from the study showed a favorable safety profile in NHP that supports advancement into the clinic. The highest dose tested was the maximum feasible dose and was the no-observed adverse effect level (“NOAEL”). The Company did not observe any treatment-related histopathologic toxicity or any changes in safety pharmacology parameters (cardiac, respiratory and neurological). All dose levels in the GLP toxicology study produced a greater than 80% reduction in the expression of dystrophy myotonic protein kinase (DMPK) across multiple skeletal muscles, demonstrating that pharmacology was essentially saturated even at the lowest dose tested. The Company plans to initiate a Phase 1/2 clinical trial of AOC 1001 in the second half of 2021.

In May 2021, the Company nominated AOC 1044 as the clinical development candidate for its Duchenne Muscular Dystrophy (“DMD”) program targeting Exon 44. AOC 1044 is the first of three programs for DMD and is now entering IND-enabling studies. The Company remains on track with plans to commence clinical trials for AOC 1044 and its AOC FSHD program for facioscapulohumeral muscular dystrophy (“FSHD”) in 2022, following additional preparatory preclinical studies and regulatory clearance.

Forward-Looking Statements

The Company cautions readers that statements contained in this report regarding matters that are not historical facts are forward-looking statements. These statements are based on the Company’s current beliefs and expectations. Such forward-looking statements include, but are not limited to, statements regarding: the initiation of a Phase 1/2 clinical trial of AOC 1001 and the timing thereof; and plans to commence clinical trials for AOC 1044 and the AOC FSHD program and the timing thereof. The inclusion of forward-looking statements should not be regarded as a representation by the Company that any of its plans will be achieved. Actual results may differ from those set forth in this report due to the risks and uncertainties inherent in the Company’s business, including, without limitation: the Company is early in its development efforts and all of its development programs are in the preclinical or discovery stage; the Company’s approach to the discovery and development of product candidates based on its AOC platform is unproven, and the Company does not know whether it will be able to develop any products of commercial value; potential delays in the commencement, enrollment and completion of clinical trials; disruption to the Company’s operations from the COVID-19 pandemic; the success of the Company’s preclinical studies and clinical trials for its product candidates; the results of preclinical studies and early clinical trials are not necessarily predictive of future results; the Company’s dependence on third parties in connection with preclinical testing and product manufacturing; unexpected adverse side effects or inadequate efficacy of the Company’s product candidates that may limit their development, regulatory approval and/or commercialization, or may result in recalls or product liability claims; regulatory developments in the United States and foreign countries, including acceptance of INDs and similar foreign regulatory filings and the Company’s proposed design of future clinical trials; risks related to integration of new management personnel; and other risks described in the Company’s filings with the Securities and Exchange Commission. The Company cautions readers not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Sales Agreement, dated July 2, 2021, between Avidity Biosciences, Inc. and Cowen and Company, LLC

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIDITY BIOSCIENCES, INC.

Date: July 2, 2021	By:	/s/ Michael F. MacLean
	Name:	Michael F. MacLean
	Title:	Chief Financial Officer